Exhibit 99.2

AMENDMENT, dated as of November 2, 2005 (this “Amendment”), among UNITED RENTALS, INC. (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC. (the “U.S. Borrower”), UNITED RENTALS OF CANADA, INC. (“UR Canada”), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC (“UR Nova Scotia (No. 1)” and, together with the U.S. Borrower and UR Canada, the “Borrowers”), the lenders party hereto, JPMORGAN CHASE BANK, N.A., as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the U.S. Administrative Agent, the “Administrative Agents”).

                   A. Reference is made to the Amended and Restated Credit Agreement dated as of February 13, 2004 (as previously amended, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto, and the Administrative Agents. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                   B. Holdings and the Borrowers have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

                   Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                   SECTION 1. Amendments to Section 1.01 of the Credit Agreement. (a) Section 1.01 is amended by deleting the defined terms “Qualifying Cash” and “SEC Inquiry” and substituting in lieu thereof the following:

“Qualifying Cash” means, on any date on which there are (i) no outstanding Securitization Obligations of Holdings or any Subsidiary in respect of Receivables Securitization Transactions and (ii) no outstanding Revolving Loans (other than Canadian Revolving Loans), the aggregate amount of cash of the Loan Parties on deposit on such date in one or more deposit accounts maintained with the U.S. Collateral Agent or any Lender in respect of which a control agreement in favor of the U.S. Collateral Agent or such Lender, for the benefit of the Secured Parties, is in effect.

“SEC Inquiry” means the inquiry by the Securities and Exchange Commission and other matters described (a) under the caption “SEC Non-public Fact Finding Inquiry” in the report of Holdings on Form 10-Q for the Fiscal Quarter ended September 30, 2004 and (b) in the reports of Holdings on Form 8-K filed with the Securities and Exchange Commission on March 14, 2005, August 9, 2005 and November 1, 2005.

                   (b) The definition of the term “Cash Equivalent Investment” set forth in Section 1.01 is amended by (i) deleting the word “and” appearing at the end of clause (d) thereof and substituting in lieu thereof a comma and (ii) adding before the period at the end thereof the following:

and (f) auction rate securities of an issuer rated at least AA by S&P or Aa2 by Moody’s, regardless of the stated maturity, so long as such securities have a liquidity mechanism permitting the disposition at par within one year from the issuance of such securities or from the date of the immediately preceding permitted disposition of such securities

                   SECTION 2. Amendments of Section 2.22 of the Credit Agreement. Section 2.22 is amended by deleting from the last sentence of paragraph (h) thereof the following:

         , subject to satisfaction of the conditions set forth in Section 4.02,

                   SECTION 3. Amendments to Section 4.02 of the Credit Agreement. Section 4.02 is amended by adding at the end of Section 4.02 the following:

For the avoidance of doubt, the continuation or conversion of any Borrowing pursuant to Section 2.07 (including in the case of a B/A Borrowing by way of rollover or conversion as contemplated by Section 2.22(h)) shall not constitute a “Borrowing” subject to the conditions of this Section 4.02.

                   SECTION 4. Amendments to Section 5.01 of the Credit Agreement. Section 5.01 is amended as follows:

                   (a) Clause (a) is hereby amended by deleting in subclause (i) of the proviso thereof the date “December 31, 2005” and substituting in lieu thereof the date “March 31, 2006”.

                   (b) Clause (b) is hereby amended by deleting the date “December 31, 2005” appearing in the proviso at the end thereof and substituting in lieu thereof the date “March 31, 2006”.

                   SECTION 5. Amendments to Section 6.06 of the Credit Agreement. Section 6.06 is amended by adding at the end thereof the following:

Without limiting the generality of the foregoing, Holdings and the Subsidiaries will not permit any amendment or modification of the terms of any Senior Note Document, any Subordinated Note Indenture or any other document evidencing or setting forth the terms applicable to any Subordinated Debt or any other Restricted Debt or pay any fee or provide any compensation in connection with obtaining any amendment, modification or waiver with respect thereto unless after giving effect thereto and all other amendments, modifications and waivers with respect to any other such Debt, Holdings would be in compliance with the covenants set forth in Section 6.01 as of the end of the most recent fiscal quarter for which financial statements have been made available hereunder, determined on a pro forma basis as if all such amendments, modifications and waivers and any related payments or other compensation had been made on the first day of the period of four consecutive fiscal quarters then ended.

                   SECTION 6. Amendment of Waivers of the Credit Agreement. Section 4 of the Amendment and Waiver dated as of March 21, 2005, to the Credit Agreement and Section 2 of the Amendment dated as of June 22, 2005, to the Credit Agreement, are hereby amended by deleting clause (b) of such waivers in their entirety and substituting in lieu thereof the following:

(b) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Material Debt that requires the delivery of financial statements for Holdings and its subsidiaries or the filing by Holdings of reports (or delivery by Holdings of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by Holdings to deliver audited or unaudited financial statements for any annual or quarterly period ending prior to March 31, 2006 or to file its report on Form 10-K or 10-Q for any such period, in each case within the time required, or to deliver any related compliance or similar certificates required to be delivered under any such agreement or instrument, in each case within the time required

                   SECTION 7. Representations and Warranties. Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that, after giving effect to this Amendment:

                   (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

                   (b) As of the Amendment Effective Date, no Default has occurred and is continuing.

                   SECTION 8. Conditions to Effectiveness. This Amendment shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Amendment Effective Date”):

                   (a) The U.S. Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrowers and the Required Lenders.

                   (b) The U.S. Administrative Agent shall have received all amounts due and payable hereunder or under the Credit Agreement on or prior to the Amendment Effective Date, including the fee described in Section 9 and, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents).

                   SECTION 9. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrowers agree to pay to the U.S. Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on November 10, 2005, an amendment fee in an amount equal to 0.10% of the sum of such Lender’s U.S. $ Revolving Commitments, Canadian Revolving Commitments, Additional Revolving Commitments, Tranche B Credit-Linked Deposits (without giving effect to any reduction attributable to any unreimbursed Tranche B LC Disbursements) and outstanding Term Loans (collectively, such Lender’s “Credit Exposure”), determined as of and payable on the Amendment Effective Date; provided that (i) such fee shall be payable in Dollars with respect to each such Lender’s U.S. $ Revolving Commitments, Additional Revolving Commitments, Canadian Revolving Commitments, Tranche B Credit-Linked Deposits and outstanding Term Loans and (ii) such fee shall not be payable unless and until all conditions to the effectiveness of this Amendment as provided in Section 8 (other than payment of such amendment fee) shall have been satisfied.

                   SECTION 10. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

                   SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                   SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                   SECTION 13. Expenses. Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents.

[SIGNATURES ON FOLLOWING PAGE]

                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UNITED RENTALS, INC.,

      by__________________________
            Name:
            Title:

UNITED RENTALS (NORTH AMERICA), INC.,

      by__________________________
            Name:
            Title:

UNITED RENTALS OF CANADA, INC.,

      by__________________________
            Name:
            Title:

UNITED RENTALS OF NOVA SCOTIA
(NO. 1), ULC,

      by__________________________
            Name:
            Title:

JPMORGAN CHASE BANK, N.A., individually and
as U.S. Administrative Agent,

      by__________________________
            Name:
            Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and
as Canadian Administrative Agent,

      by__________________________
            Name:
            Title:

Name of Institution:	SIGNATURE PAGE TO AMENDMENT DATED AS OF NOVEMBER 2, 2005, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 13, 2004, AS AMENDED, AMONG UNITED RENTALS, INC., UNITED RENTALS (NORTH AMERICA), INC., UNITED RENTALS OF CANADA, INC., UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, THE LENDERS PARTY HERETO, JPMORGAN CHASE BANK, N.A., AS U.S. ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS A CANADIAN ADMINISTRATIVE AGENT

_________________________________________

     by _____________________________________
           Name:
Title: